UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

TRINITY CAPITAL INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01341	35-2670395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3075 West Ray Road Suite 525 Chandler, Arizona	85226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 374-5350

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 2.02. Results of Operations and Financial Condition

On May 14, 2020, Trinity Capital Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2020. Such press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure

On May 14, 2020, the Company issued a press release announcing the declaration of a distribution with respect to the fiscal quarter ended March 31, 2020 of $0.22 per share payable on June 5, 2020 to shareholders of record as of May 29, 2020. Such press release is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any filing made under the Exchange Act or the Securities Act except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Earnings Press Release, dated May 14, 2020
99.2	Dividend Press Release, dated May 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trinity Capital Inc.

May 14, 2020	By:	/s/ Steven L. Brown
		Name:	Steven L. Brown
		Title:	Chief Executive Officer